UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 10, 2005

Chiron Corporation

(Exact name of registrant as specified in its charter)

Delaware	0-12798	94-2754624
(State or other	(Commission	(IRS Employer
jurisdiction of	File Number)	Identification No.)
incorporation)

4560 Horton Street, Emeryville, CA	94608
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (510) 655-8730

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item  5.03.  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Pursuant to an action adopted by unanimous written consent of the Board of Directors of Chiron Corporation (the “Company”) on March 10, 2005, the Board amended and restated Chiron's Bylaws.  The changes include a reduction in the number of directors on the Company’s Board from eleven to ten, and separation of the titles of Chief Executive Officer and President.

A copy of the amended and restated Bylaws are attached hereto as Exhibit 99.1 and they are incorporated herein by this reference.

Item 9.01               Financial Statements and Exhibits

                (a)           Financial statements of businesses acquired.

                                Not applicable.

                (b)           Pro forma financial information.

                                Not applicable.

                (c)           Exhibits.

                                Exhibit Number

                                99.1                           Chiron’s Bylaws, as amended and restated as of March 10, 2005.

SIGNATURE

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHIRON CORPORATION
(Registrant)

Date: March 10, 2005	By:	/s/ Ursula B. Bartels
Ursula B. Bartels
Vice President, Secretary and
General Counsel